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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   February 5, 2003
                                                   -----------------------------


                           PARKER-HANNIFIN CORPORATION
                           ---------------------------
                Exact Name of Registrant as Specified in Charter)


                 Ohio                     1-4982                 34-0451060
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     (State or Other Jurisdiction       (Commission            (IRS Employer
           of Incorporation)           File Number)          Identification No.)


       6035 Parkland Blvd., Cleveland, Ohio                    44124-4141
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        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (216) 896-3000
                                                     ---------------------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        Parker-Hannifin Corporation (the "Company") is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-82806), which was declared effective as of February 25, 2002 (the "Registration Statement"):

        1. Underwriting Agreement, dated as of February 5, 2003, by and between the Company and Banc of America Securities LLC, McDonald Investments Inc. and Morgan Stanley & Co. Incorporated;

        2.  Opinion of Jones Day relating to the legality of certain notes; and

        3.  Consent of Jones Day.

Item 7. Exhibits.

   (c)  Exhibits.

   Exhibit
   Number   Description

    1.1 Underwriting Agreement, dated as of February 5, 2003, by and between the Company and Banc of America Securities LLC, McDonald Investments Inc. and Morgan Stanley & Co. Incorporated.

    5.1     Opinion of Jones Day as to the legality of certain notes.

    23.1    Consent of Jones Day (included as part of Exhibit 5.1).

                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PARKER-HANNIFIN CORPORATION


                                          By: /s/ Thomas A. Piraino, Jr.
                                              ----------------------------------
                                             Name:  Thomas A. Piraino, Jr.
                                             Title: Vice President and Secretary

Date:  February 5, 2003

                                       3

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                                  EXHIBIT INDEX

     Exhibit
     Number    Description

      1.1 Underwriting Agreement, dated as of February 5, 2003, by and between the Company and Banc of America Securities LLC, McDonald Investments Inc. and Morgan Stanley & Co. Incorporated.

      5.1      Opinion of Jones Day as to the legality of certain notes.

      23.1     Consent of Jones Day (included as part of Exhibit 5.1).

                                       4